UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

BRISTOW GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2103 City West Blvd., 4th Floor, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

None

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.01 par value)	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on May 11, 2019, Bristow Group Inc. (the “Company”, “Bristow Group”, “we”, “us” or “our”) and its subsidiaries BHNA Holdings Inc., Bristow Alaska Inc., Bristow Helicopters Inc., Bristow U.S. Leasing LLC, Bristow U.S. LLC, BriLog Leasing Ltd. and Bristow Equipment Leasing Ltd. (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors’ Chapter 11 Cases are jointly administered under the caption In re: Bristow Group Inc., et al., Main Case No. 19-32713. The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Monthly Operating Report

On September 30, 2019, the Debtors filed a monthly operating report for the period from August 1, 2019 to August 31, 2019 (the “Monthly Operating Report”) with the Bankruptcy Court. A copy of the Monthly Operating Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of Company or any of its subsidiaries. The Debtors prepared the Monthly Operating Report solely for purposes of complying with the monthly operating requirements applicable in the Chapter 11 Cases. The information contained in the Monthly Operating Report is specific to the Debtors and does not reflect any information about non-Debtor subsidiaries. The financial information contained in the Monthly Operating Report is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Report should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Company and any of its subsidiaries, as the results of operations contained in the Monthly Operating Report are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the Monthly Operating Report may be subject to revision. Subsequent information or discovery may result in material changes to the Monthly Operating Report and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Company does not undertake any obligation or commitment to update the Monthly Operating Report.

Item 8.01. Other Events.

Extension of Due Date for Delivery of Financial Statement Deliverables

On June 17, 2019, the Company filed a notification of late filing on Form 12b-25 in relation to its Annual Report on Form 10-K for the fiscal year ended March 31, 2019 (the “fiscal year 2019 Form 10-K”). As disclosed in such notification, the Company was delayed in the preparation and completion of the fiscal year 2019 Form 10-K as a result of the delays in the process of preparing and completing (i) the amendments to its previously filed Annual Report on Form 10-K for the fiscal year ended March 31, 2018, Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018 and (ii) the initial filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2018, as well as the Company’s attention to the Chapter 11 Cases, the additional time required by management to make appropriate revisions to the financial statements and disclosures included in the fiscal year 2019 Form 10-K to reflect the commencement of the Chapter 11 Cases and the timing of the Bankruptcy Court hearing regarding approval of KPMG LLP’s (“KPMG”) retention as the independent auditor for the Company and its subsidiaries. On July 8, 2019, the Bankruptcy Court approved the retention of KPMG. The Company is in the final stages of completion of the audit process with KPMG and expects to file the fiscal year 2019 Form 10-K on or before October 31, 2019.

On August 12, 2019, the Company filed a notification of late filing on Form 12b-25 in relation to its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019 (the “first quarter 2020 Form 10-Q”). As disclosed in such notification, the Company was delayed in the preparation and completion of the first quarter 2020 Form 10-Q as a result of the effort required to prepare and complete the fiscal year 2019 Form 10-K and the Company’s attention to the Chapter 11 Cases. The Company intends to file the first quarter 2020 Form 10-Q as soon as practicable following the filing of the fiscal year 2019 Form 10-K.

In connection with the delays in filing the fiscal year 2019 Form 10-K and the first quarter 2020 Form 10-Q, the Company and its affiliates have obtained waiver letters and amendments under certain debt agreements as described below.

ABL Facility Waiver

On September 30, 2019, Bristow Norway AS and Bristow Helicopters Limited, as borrowers and guarantors, and the Company, as guarantor, entered into a waiver letter (the “ABL Waiver”) with Barclays Bank PLC, as agent, and Credit Suisse AG, Cayman Islands Branch, as lender, with respect to the Company’s asset backed revolving credit facility. The ABL Waiver extends the delivery dates (i) for the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2019 until October 31, 2019 and (ii) for the Company’s unaudited consolidated financial statements for each of the fiscal quarters ended June 30, 2019 and September 30, 2019 until December 31, 2019.

Lombard Facilities Waivers

On September 30, 2019, Bristow Aircraft Leasing Limited (“BALL”), as borrower, entered into a waiver letter (the “Lombard BALL Waiver”) with Lombard North Central Plc, as administrative agent and as security trustee, with respect to the credit agreement, dated as of November 11, 2016. Additionally, Bristow US Leasing LLC, as borrower, entered into a waiver letter (together with the Lombard BALL Waiver, the “Lombard Waivers”) with Lombard North Central Plc, as administrative agent and as security trustee, with respect to the credit agreement, dated as of November 11, 2016. The Lombard Waivers extend the delivery dates (i) for the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2019 until October 31, 2019 and (ii) for the Company’s unaudited consolidated financial statements for each of the fiscal quarters ended June 30, 2019 and September 30, 2019 until December 31, 2019.

Prepetition Term Loan Amendment and DIP Credit Agreement Amendment

On September 30, 2019, the Company and Bristow Holdings Company Ltd. III (“BHC III”), as borrowers, entered into an amendment (the “Prepetition Term Loan Amendment”) with Ankura Trust Company, LLC (“Ankura”), as administrative agent, to the term loan credit agreement, dated as of May 10, 2019. Additionally, the Company and BHC III, as borrowers, entered into an amendment (the “DIP Credit Agreement Amendment”) with Ankura, as administrative agent, to the superpriority secured debtor-in-possession credit agreement, dated as of August 28, 2019. The Prepetition Term Loan Amendment and the DIP Credit Agreement Amendment extend the delivery dates (i) for the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2019 until October 31, 2019 and (ii) for the Company’s unaudited consolidated financial statements for each of the fiscal quarters ended June 30, 2019 and September 30, 2019 until December 31, 2019.

The foregoing description of the Prepetition Term Loan Amendment and the DIP Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Prepetition Term Loan Amendment and the DIP Credit Agreement Amendment, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Backstop Commitment Agreement Amendment

On September 30, 2019, the Company entered into a limited waiver and amendment (the “BCA Amendment”) to the Backstop Commitment Agreement, dated as of July 24, 2019 (the “BCA”), with the Commitment Parties (as defined in the BCA) party thereto. The BCA Amendment extends the delivery dates (i) for the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2019 until October 31, 2019 and (ii) for the Company’s unaudited consolidated financial statements for each of the fiscal quarters ended June 30, 2019 and September 30, 2019 until December 31, 2019. The BCA Amendment is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Fiscal Year 2019 Form 10-K Progress Update

In connection with the preparation of the fiscal year 2019 Form 10-K, the Company’s management is responsible for evaluating its disclosure controls and procedures, which are established to ensure that material information relating to the Company and its consolidated subsidiaries is made known to the officers who certify the Company’s financial reports. This evaluation includes an assessment of the Company’s internal controls over financial reporting, which are designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements. In connection with the audit of fiscal year-end financial statements, KPMG is responsible for auditing both (i) the financial statements to obtain reasonable assurance about whether they are free of material misstatement and (ii) the effectiveness of the Company’s internal control over financial reporting.

Management previously disclosed that the fiscal year 2019 Form 10-K is expected to include disclosure regarding the conclusion of management of the Company that the Company did not have adequate monitoring control processes in place related to certain non-financial covenants within certain of its secured financing and lease agreements, and this control deficiency identified represents a material weakness in internal control over financial reporting.

As part of the procedures to finalize the fiscal year 2019 Form 10-K, management is in the process of completing its assessment of the Company’s internal controls over financial reporting as of March 31, 2019. In addition to the material weakness described above, management is evaluating certain other control deficiencies identified by management and/or KPMG as part of the fiscal year 2019 audit process. Management has not reached a conclusion, except for the material weakness described above, in its assessment of the Company’s internal controls over financial reporting as of March 31, 2019; however, the Company cautions that such assessment may conclude the Company has one or more additional material weaknesses in the Company’s internal controls over financial reporting as of March 31, 2019.

Management does not anticipate material financial statement implications from any identified control deficiencies, whether rising to the level of material weakness or not, and does not expect any material revisions to the Company’s previously issued financial statements.

Other

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders may experience a significant or complete loss of their investment, depending on the outcome of the Chapter 11 Cases.

Additional information regarding the Chapter 11 Cases is available at http://www.bristowgroup.com/restructuring. Court filings and information about the claims process are available at https://cases.primeclerk.com/Bristow. Information contained on, or that can be accessed through, such web sites is not part of, and is not incorporated into, this Current Report on Form 8-K. Questions should be directed to the Company’s claims agent, Prime Clerk, by email to bristowinfo@primeclerk.com or by phone at +1 844-627-6967 (toll free) or +1 347-292-3534 (toll).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 4 to Term Loan Credit Agreement, dated as of September 30, 2019, by and among Bristow Group Inc. and Bristow Holdings Company Ltd. III, as borrowers, the lenders from time to time party thereto, and Ankura Trust Company, LLC, as administrative agent.

10.2	Amendment No. 1 to Superpriority Secured Debtor-In-Possession Credit Agreement, dated as of September 30, 2019, by and among Bristow Group Inc. and Bristow Holdings Company Ltd. III, as borrowers, the lenders from time to time party thereto, and Ankura Trust Company, LLC, as administrative agent.

10.3	Limited Waiver and Amendment to Backstop Commitment Agreement, dated as of September 30, 2019, among Bristow Group Inc. and the commitment parties party thereto.

99.1	Monthly Operating Report of the Debtors for the Period from August 1, 2019 to August 31, 2019.

Cautionary Statements Regarding Forward-Looking Information

Investors are cautioned that some of the statements we use in this report contain forward-looking statements and are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties and depend upon future events or conditions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee you that our plans and expectations will be achieved. Such statements may include, but are not limited to, statements about our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations during the pendency of our court proceedings and other plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors that could cause actual events or results to differ materially from those anticipated by our forward-looking statements or historical performance can be found in the Company’s filings with the Securities and Exchange Commission.

Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events, except to the extent required by the federal securities laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: October 2, 2019	By:	/s/ Brian J. Allman
Brian J. Allman
Senior Vice President and Chief Financial Officer